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                                                                    EXHIBIT 10.9

                     CONFIRMATION OF GUARANTY AND AGREEMENT

         Reference is made to that certain Guaranty (the "Guaranty") by the undersigned of all obligations of The J. Jill Group, Inc. (the "Borrower") executed on June 24, 2001 to Citizens Bank of Massachusetts ("Citizens"), individually and as Agent for the benefit of, and on behalf of, all Lenders, as such term is defined in that certain Fifth Amended and Restated Loan Agreement among Borrower, Citizens, HSBC Bank USA, and Banknorth, N.A. dated as of June 29, 2001, as amended as of August 28, 2001, July 25, 2002, June 26, 2003, and as the same may hereafter be amended (collectively, the "Loan Agreement"). The undersigned hereby confirms to Citizens individually and as Agent that (i) the Guaranty is valid, binding and enforceable against the undersigned and the undersigned's successors and assigns in accordance with its terms and (ii) without limiting the definition of "Obligations" thereunder, the undersigned remains and is liable to Citizens individually and as Agent for all "Obligations" as defined in the Guaranty.

         Reference is also made to the Loan Agreement. The undersigned hereby confirms that any representation, warranty or covenant in said Loan Agreement made to Citizens individually and as Agent for the benefit of, and on behalf of, all Lenders as aforesaid by the Borrower regarding the undersigned including without limitation, any representation about the undersigned or any covenant that Borrower will cause the undersigned to perform or to refrain from performing any act shall be deemed to be a direct representation, warranty or covenant to Citizens individually and as Agent for the benefit of, and on behalf of, all Lenders from the undersigned, and said Citizens individually and as Agent for the benefit of, and on behalf of, all Lenders may rely upon the same as if such representation, warranty or covenant had been made

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directly to Citizens individually and as Agent for the benefit of, and on behalf of, all Lenders from the undersigned.

         Executed as an instrument under sale this 26 day of June, 2003.

                                 THE BIRCH POND GROUP, INC.

                                 By: /s/ Dennis J. Adomaitis
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                                 Name: Dennis J. Adomaitis
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                                 Title: President of The Birch Pond Group, Inc.
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